Mining interests	12 Months Ended
Dec. 31, 2022
Exploration And Evaluation Of Mineral Resources [Abstract]
Mining interests	Mining interests

	2022	2021
	$	$
Property, plant and equipment (depletable)
Fekola Mine, Mali
Cost	1,769,945	1,645,337
Accumulated depreciation and depletion	(819,882)	(609,899)
	950,063	1,035,438
Masbate Mine, Philippines
Cost	1,114,513	1,085,687
Accumulated depreciation and depletion	(537,474)	(449,675)
	577,039	636,012
Otjikoto Mine, Namibia
Cost	864,801	782,208
Accumulated depreciation and depletion	(558,687)	(475,303)
	306,114	306,905

Pre-development properties (pre-depletable)
Fekola Regional pre-development, Mali	30,716	—

Exploration and evaluation properties (pre-depletable)
Gramalote Project, Colombia, net of impairment	135,625	119,866
Dandoko Property, Mali	58,292	—
Bakolobi Property, Mali	51,956	—
Menankoto Property, Mali	41,569	33,739
Bantako North Property, Mali	23,575	15,351
Finland Properties, Finland	22,523	12,561
Kiaka Royalty, Burkina Faso	18,488	18,488
Uzbekistan Properties, Uzbekistan	12,996	8,802
Mocoa Royalty, Colombia	10,230	10,230
Other	8,724	11,019
	383,978	230,056
Corporate & other
Office, furniture and equipment, net	26,820	23,420
	2,274,730	2,231,831
Investments in associates (accounted for using the equity method)
Calibre, Various	111,774	93,728
BeMetals, Various	8,275	10,508
	120,049	104,236
	2,394,779	2,336,067

Acquisition of Oklo

On September 20, 2022, the Company completed the scheme of arrangement (the “Scheme”) by which it acquired all of the issued and outstanding ordinary shares of Oklo Resources Limited ("Oklo") based on an exchange ratio of 0.0206 of a common share of B2Gold for each Oklo share and A$0.0525 in cash for each Oklo ordinary share outstanding. The primary asset acquired was the Dandoko Property located in Mali.

The Scheme has been accounted for as a purchase of net assets. For accounting purposes, the acquisition date was determined to be September 7, 2022, the date at which the Company obtained control of Oklo.

The cost of the acquisition was approximately $57 million, and included the fair value of the shares issued of $36 million (based on the issuance of 10,742,814 shares at Cdn. $4.37 per share and a foreign exchange rate of Cdn. $1.3166 to $1), cash consideration of $18 million, a loan facility made available to Oklo of $1 million and transaction costs of approximately $1 million.
The purchase price was calculated as follows:

$

Common shares issued (10,742,814 common shares)	35,658
Cash consideration	18,426
Loan facility	1,346
Transaction costs	1,358
Total purchase price	56,788

The purchase price was allocated to the assets and liabilities as follows:

$

Cash and cash equivalents	1,415
Accounts receivable, prepaids and other	83
Mining interests - Dandoko Property	56,287
Mining interests - Other	3,690
Accounts payable and accrued liabilities	(2,332)
Current income and other taxes payable	(2,355)
56,788

Subsequent to the acquisition, the Company settled the $2 million of taxes payable, relating to capital gains taxes on the acquisition, in cash.

Impairment tests of Gramalote Project cash-generating unit

During the years ended December 31, 2014 and December 31, 2015, the Company recorded impairment charges of $97 million and $36 million, respectively, for a cumulative impairment charge of $133 million. In July 2022, based on the preliminary results of the optimized feasibility study for the Gramalote Project, a joint operation between B2Gold and AngloGold Ashanti Limited (“AngloGold”), both partners determined that the project did not currently meet their investment thresholds for development of the project at this time. The decision was considered to be an impairment indicator. In December 2022, there were changes to tax legislation in Colombia which was considered to be an impairment indicator. As a result, the Company performed impairment tests on the Gramalote Project cash-generating unit (“CGU”) during the year-ended December 31, 2022.

The carrying value of the Gramalote Project’s exploration and evaluation property was compared to the property’s recoverable amount which was determined to be its fair value less costs of disposal as at June 30, 2022 and December 31, 2022. To estimate the recoverable amount of the Gramalote Project’s CGU for impairment, the Company utilized a discounted cash flow model incorporating estimates and assumptions that included such factors as reserves and resources, future production levels, operating and capital costs, a long-term gold price of $1,650 per ounce, foreign exchange rates, a discount rate of 6.5%, and a mine life of 12 years with construction beginning in 2024. Management’s estimate of the FVLCD of its CGU is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

The Company’s analysis concluded that the carrying value of the Gramalote Project at December 31, 2022 was not impaired. The recoverable amount of the Gramalote Project CGU is most sensitive to changes in the gold price and discount rate. In isolation, a $50 per ounce reduction in the gold price would result in a reduction in the recoverable amount of approximately $37 million. A 25 basis point increase in the discount rate would result in a reduction in the recoverable amount of approximately $9 million.

Impairment test of the Masbate Mine cash-generating unit

During the year end December 31, 2022, the Company identified an indicator of impairment for the Masbate Mine and performed an impairment test of the Masbate Mine CGU.

The carrying value of the Masbate Mine CGU was compared to the mine’s recoverable amount which was determined to be its fair value less costs of disposal. To estimate the recoverable amount of the Masbate Mine CGU for impairment, the Company utilized a discounted cash flow model incorporating estimates and assumptions that included such factors as reserves and resources, future production levels, operating and capital costs, a long-term gold price of $1,650 per ounce, and a discount rate of 5%. Management’s estimate of the FVLCD of its CGU is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

The Company’s analysis concluded that the carrying value of the Masbate Mine CGU was not impaired. The recoverable amount of the Masbate Mine CGU is most sensitive to changes in the gold price and discount rate. In isolation, a $50 per ounce reduction in the gold price would result in a reduction in the recoverable amount of approximately $53 million. A 25 basis point increase in the discount rate would result in a reduction in the recoverable amount of approximately $7 million.

Bakolobi permit

On April 21, 2022 the Company completed the acquisition of the Bakolobi permit in Mali from a local Malian company for $24 million in cash. The Company also paid $24 million in cash pursuant to a continuing obligation to the previous ownership group of the Bakolobi permit (which includes an international mining company) under the terms of a previous purchase and sale agreement related to the purchase of the Bakolobi permit.

Ondundu Property

In the second quarter of 2022, the initial agreement for the sale of the Ondundu Property in Namibia to Osino Resources Corp. ("Osino") was revised such that the Company would receive 12 million common shares of Osino initially estimated to be valued at $10 million at June 30, 2022 (based on a price Cdn. $1.08 per Osino common share and an exchange rate of Cdn. $1.29 to $1) instead of $4 million in cash and $5 million in Osino common shares as outlined in the original agreement signed in 2021. As a result of the change in consideration, $1 million of the previously recorded impairment loss on the Ondundu Property was reversed in the Consolidated Statement of Operations for the year ended December 31, 2022.

On July 20, 2022, the Company completed the sale of the Ondundu Property for total consideration of $11 million valued as follows:
•12 million Osino shares valued at $7 million based on a share price of Cdn. $0.77 per share and a foreign exchange rate of Cdn. $1.2877 to $1;
•$4 million in deferred consideration to be received in cash six months after closing;
•$2.5 million to be received upon the earlier of (i) completion of a feasibility study including the Ondundu Property or (ii) first gold production from the property, to which no value has been assigned.

Due to the decline in value of the Osino share price between the date of the agreement modification and the closing date, the transaction was completed at a further loss of $3 million. This amount was recognized in the Consolidated Statement of Operations for the year ended December 31, 2022.

During the year ended December 31, 2022, the Company paid $8 million to exercise its option to acquire the remaining 51% interest in the Ondundu property prior to the closing of the sale.

Subsequent to December 31, 2022, the Company received the $4 million deferred consideration.

Bantako North Property

On October 11, 2022, the Company purchased the remaining 10% interest in Dampan Resources SARL, which owns the Bantako North Property for consideration of $4 million plus certain future contingent consideration payments.
Disposal of Kiaka Project

On November 30, 2021, the Company completed the sale of 100% of the issued and outstanding shares of Volta Resources (Cayman) Inc., the holder of an 81% interest in the Kiaka gold project located in Burkina Faso (the “Kiaka Project”) to West African Resources Limited (“WAF”). The measurement of the consideration is as follows:
•Cash payment of $0.45 million received on execution of the Kiaka Agreement;
•$43 million received on closing of the transaction, comprised of $22.5 million in cash and 22,190,508 WAF ordinary shares (valued at Aus. $1.31 per share using a foreign exchange rate of Aus. $1.41 to $1);
•$45 million deferred consideration to be paid on the earlier of (i) commencement of construction at the Kiaka Project (provided such date will be a minimum of 6 months from the date of the Kiaka Agreement), (ii) completion of a positive feasibility study at the Kiaka Project, and (iii) October 25, 2022, in cash or WAF ordinary shares, at B2Gold’s option but subject to any required WAF shareholder approval to issue WAF ordinary `shares; and
•the Company retained a 2.7% net smelter return royalty ("NSR") interest (the "Kiaka Royalty") on the first 2,500,000 ounces of gold produced at the Kiaka Project, and a 0.45% NSR royalty interest on the next 1,500,000 ounces of gold produced at the Kiaka Project valued at $18 million.

On August 2, 2022, WAF announced the results of the feasibility study for the Kiaka Project. On September 2, 2022, the Company received the $45 million deferred consideration in cash.

In determining the value of the Kiaka Royalty of $18 million, the Company applied a market value approach using a comparable transaction method, whereby the value to the Kiaka Royalty was determined based on the dollar value per NSR royalty ounce based on a comparable pool of gold related NSR royalty transactions. Management’s estimate of the fair value of the Kiaka Royalty was classified as level 3 in the fair value hierarchy. For accounting purposes, the Kiaka Royalty was classified as a Mining Interest on the Consolidated Balance Sheet as at December 31, 2022.

The gain on the disposal of the Kiaka Project was, $23 million as outlined below:

$
Proceeds from sale:
Initial payment received upon agreement execution	450
Cash consideration received upon closing	22,500
Common shares of WAF, issued upon closing	20,530
Deferred consideration, one year from closing discounted at 10.22%	41,239
NSR royalty	18,488
Transaction costs	(248)
Total proceeds from sale, net of transaction costs	102,959

Total assets sold	85,656
Total liabilities sold	(5,356)
Net assets sold	80,300

Gain on disposal of Kiaka Project	22,659

Disposal of Toega Property

On November 30, 2021, the Company completed the sale of the Toega Property located in Burkina Faso to WAF. The measurement of consideration is as follows:
•$9 million as an initial non-refundable cash payment, received during the year ended December 31, 2020;
•$9 million received upon closing;
•production payments of in the form of an NSR royalty (the "Toega Royalty") on the first 1.5 million ounces of production from the Toega Property area valued at $3 million. The Toega Royalty is paid at a rate of 2.7% until payments total $22.5 million and then 0.45% thereafter.
•$2 million to be received from WAF upon the favourable settlement of a disputed tax assessment.

In determining the value of the Toega Royalty of $3 million, the Company applied a market value approach using the comparable transaction method, whereby the value to the Toega Royalty was determined based on the dollar value per NSR royalty ounce based on a comparable pool of gold related NSR royalty transactions. Management’s estimate of the fair value of the Toega Royalty was classified as level 3 in the fair value hierarchy. For accounting purposes, the Toega Royalty was classified as a Mining Interest on the Consolidated Balance Sheet at December 31, 2022.
The loss on the disposal of the Toega Property is outlined below:

$
Proceeds from sale:
Cash consideration, received upon agreement execution	9,000
Cash consideration, received upon closing	9,000
NSR royalty	2,599
Tax guarantee receivable	1,858
Transaction costs	(18)
Total proceeds from sale, net of transaction costs	22,439

Total assets sold	23,237
Total liabilities sold	(602)
Net assets sold	22,635

Loss on disposal of Toega Property	(196)

Investment in Calibre

On January 12, 2022, the Company's associate, Calibre, acquired Fiore Gold Ltd. for a combination of shares and cash. As a result of the shares issued in the transaction, the Company's investment was diluted from approximately 33% of the outstanding shares of Calibre to approximately 25%. A gain on this dilution of $6 million was recognized in Other income in the Consolidated Statement of Operations during the year ended December 31, 2022. The Company determined that it still has significant influence over the decision-making process of Calibre as a result of holding approximately 25% of the outstanding shares and having an executive of the Company sit on Calibre's Board of Directors.

The trading price of Calibre on December 31, 2022 was Cdn $0.90 per share which corresponds to a quoted market value of $74 million (at a closing exchange rate of Cdn $1.35 per US$) for the Company's investment in Calibre.

The following table summarizes the change in the carrying amount of the Company's investment in associate:

$

Balance at December 31, 2020	76,235
Share of net income for the year	17,707
Loss on dilution	(214)
Balance at December 31, 2021	93,728
Share of net income for the year	12,416
Gain on dilution	5,630
Balance at December 31, 2022	111,774

The equity accounting for Calibre is based on its published results to September 30, 2022 and an estimate of results for the period of October 1, 2022 to December 31, 2022. The following is a summary of the Condensed Interim Consolidated Statement of Financial Position of Calibre at September 30, 2022 on a 100% basis: Current assets - $175 million, non-current assets - $469 million, total assets - $644 million, current liabilities - $67 million, non-current liabilities - $142 million and net assets - $435 million. The following is a summary of the Condensed Interim Consolidated Statement of Operations of Calibre for the nine months ending September 30, 2022 on a 100% basis: Revenues - $296 million, production costs - $171 million, royalties and production taxes - $12 million, depreciation and depletion - $36 million, general and administrative expense - $9 million, stock-based compensation - $1 million, current income tax expense - $24 million, deferred income tax expense - $2 million and net income - $29 million. The Company's equity share of Calibre's estimated net income for the year ended December 31, 2022 was $12 million (2021 - $18 million).
Kronk and BeMetals

On April 26, 2021, the Company completed the sale of the outstanding common shares of its subsidiary Kronk Resources Inc. ("Kronk") to BeMetals. In exchange for its interest in Kronk, the Company received 16 million shares of BeMetals valued at $5 million. The gain on the sale of $1 million was recorded in Other Operating Income in the Consolidated Statement of Operations for the year ended December 31, 2021. In connection with the transaction, the Company also purchased 17 million shares of BeMetals valued at Cdn. $0.44 per share for a total cost of $6 million by way of a non-brokered private placement.

Upon closing of the transactions, the Company held approximately 19% of the outstanding shares of BeMetals. The Company determined that, effective April 26, 2021, it has significant influence over the decision-making process of BeMetals as a result of its share ownership and having executives of the Company on BeMetals' Board of Directors. Therefore, the Company is using the equity basis of accounting to account for this investment and has included its investment in BeMetals in Mining Interests. The Company adjusts BeMetals financial results, where appropriate, to give effect to uniform accounting policies.

The trading price of BeMetals on December 31, 2022 was Cdn $0.13 per share which corresponds to a quoted market value of $3 million (at a closing exchange rate of Cdn $1.35 per US$) for the Company's investment.

The following table summarizes the change in the carrying amount of the Company's investment in BeMetals:

$

Balance at December 31, 2020	—
Share consideration on Kronk sale	4,741
Purchase of BeMetals shares	5,945
Share of net loss for the year	(164)
Loss on dilution	(14)
Balance at December 31, 2021	10,508
Share of net loss for the year	(2,233)
Balance at December 31, 2022	8,275

The equity accounting for BeMetals is based on its most recent published results to September 30, 2022 and publicly available information to December 31, 2022 including an estimate of the write-down of the South Mountain property which was abandoned in 2022. BeMetals files its financial results in Canadian dollars. The Condensed Interim Consolidated Statement of Financial Position has been converted to United States dollars at a rate of Cdn. $1.35 and the Condensed Statement of Loss and Comprehensive Loss has been converted at a rate of Cdn. $1.30. The following is a summary of the Condensed Interim Consolidated Statement of Financial Position of BeMetals at September 30, 2022 on a 100% basis: Current assets - $6 million, non-current assets - $25 million, total assets - $31 million, and net assets - $26 million. The following is a summary of the Condensed Interim Consolidated Statement of Loss and Comprehensive Loss of BeMetals for the nine months ending September 30, 2022 on a 100% basis: net loss and comprehensive loss - $1 million.

Other

During the year-ended December 31, 2022, the Company wrote-off $12 million relating to non-core properties that it no longer plans to proceed with.

As at December 31, 2022 the Company had leased assets of $40 million under IFRS 16. The leased assets primarily consisted of the corporate offices of $25 million (cost of $29 million net of $4 million in accumulated depreciation) included in Corporate & Other and other leased assets of $15 million (cost of $21 million net of accumulated depreciation of $6 million) included with their respective mineral properties.